EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of McCormick & Company, Incorporated (the “Company”) on Form 10-K/A for the period ending November 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence E. Kurzius, President & Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lawrence E. Kurzius
Lawrence E. Kurzius
Chairman, President & Chief Executive Officer

Date: February 1, 2018